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                                                                    EXHIBIT 99.2

                          REPRINTED FROM JULY 17, 2006

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                                 THE WALL STREET
                                   TRANSCRIPT
               QUESTIONING MARKET LEADERS FOR LONG TERM INVESTORS
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AssuranceAmerica Corporation (ASAM)

[BUD STUMBAUGH
    PHOTO]

BUD STUMBAUGH is President and Chief Executive Officer of AssuranceAmerica Corporation. Since his graduation from Lipscomb University in Nashville, Tennessee, he has been a frequent speaker before sales management groups, civic clubs, political forums and school, religious and business functions. His speaking schedule has taken him to 26 states. While he is a professional manager who has been CEO of other people's companies, he is also an entrepreneur who has been in business for himself. One of his companies, Team Services, Inc., a contract staffing and facilities management firm, grew to 1,500 employees in 39 states before he sold it to a company on the London Stock Exchange. While he was its Chairman and President, it became the 29th fastest growing corporation when compared with Inc. magazine's list of 500 fastest growing privately held companies in America. In addition to serving as President and CEO of AssuranceAmerica Corporation, he serves on the Board of Trustees of Faulkner University and on the Board of Founders of Lipscomb University. He served two terms as President of the National Alumni Association of Lipscomb University. He is Vice President of the Board of Trustees of the Epilepsy Foundation of Georgia. Mr. Stumbaugh has been a contributing editor for the Georgia Business News and has written for The Southern Banker magazine and other publications. He is a past recipient of the Kiwanis International Distinguished Service Award. He is listed in Who's Who in America Politics, Who's Who in the South, and Who's Who in Georgia. He was selected as one of the Outstanding Young Men of America in 1975. In 1990, Lipscomb University selected him Alumnus of the Decade. Mr. Stumbaugh has also been very involved in public service, having served eight consecutive terms in the Georgia State Senate. In his last campaign for re-election, he received the highest percentage (87%) of votes of anyone in the House or Senate who had opposition. He later was an unsuccessful candidate for Lt. Governor.

(AEJ609) TWST: WE'D LIKE TO BEGIN WITH A BRIEF HISTORICAL SKETCH OF ASSURANCEAMERICA AND A PICTURE OF THE THINGS YOU ARE DOING AT THE PRESENT TIME.

     MR. STUMBAUGH: Our company grew out of a partnership I formed with an individual with) whom I was in business a number of years ago. That business was a temporary help and contract staffing company that grew from zero to a $1.4 billion New York Stock Exchange company. I get no credit for its huge success as I left the company long before its zenith to campaign for a seat in the Georgia State Senate where I served 16 years. Guy Millner, Founder and Chairman of that company, and I decided to get back into business together in 1998 by investing in, managing, and growing some non-standard retail automobile insurance agencies. From that start, we've built the enterprise we've got today: a 50-location chain of retail automobile insurance agencies and an underwriting insurance company which, on an annualized basis, are together producing $200 million in premium volume today.

     TWST: WHAT ARE THE PRINCIPAL REASONS FOR YOUR SUCCESS SO FAR?

     MR. STUMBAUGH: A couple of things. One is our ability to think outside of the box and innovate. For example, our policies are not mailed to policyholders. The wallet card that proves someone has automobile insurance is not mailed. All of that is handed to the policyholder out in the offices of independent insurance agencies who write policies on our behalf. Large companies with old legacy automated systems still have to mail policies -- they can't get outside the box and give the kind of immediate direct service to policyholders that we can. That's just one example of us thinking and operating a little bit differently from others.

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                               COMPANY INTERVIEW

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                COMPANY INTERVIEW - ASSURANCEAMERICA CORPORATION

     Another example is that we not only have an insurance carrier, but we have retail automobile insurance agencies we also own. They write some policies on behalf of our carrier, and also write for several other insurance carriers. Thus, while we own them, they are independent agencies rather than captive agencies. This gives us more products with which to serve the public. We don't have to turn away potential policy holders because the products offered by our own underwriting carrier aren't broad enough to serve everyone. We've got other carriers that can help us fulfill the needs of the consumer.

     TWST: YOU SPEAK OF DOCUMENTS BEING HANDED DIRECTLY TO THE PERSON AT THE OFFICE. DOES THAT MEAN YOU CAN WALK IN, SIT DOWN, FILL OUT SOME PAPERS AND GET INSURANCE WHILE YOU ARE THERE?

     MR. STUMBAUGH: Actually, there is really no paperwork to fill out. An agent asks questions and enters data into a computer, then everything is done online in real time. The policy is bound in Atlanta, Georgia, even though we may have an agent writing it in Houston, Texas, and the policy and the wallet card are then printed and immediately handed to the consumer.

     TWST: YOU ARE ACTIVE NOW IN NINE STATES -- YOU'VE ADDED LOUISIANA.

     MR. STUMBAUGH: We have just been approved to write business in Louisiana. This is a regulated industry where the state insurance commissioners and their staffs have to determine whether insurance carriers have the financial strength to expand and cover liabilities should policy holders have claims. Louisiana has determined we have the strength to expand there, but we haven't actually started writing policies in that state yet. But, yes, it is the ninth state where we've been approved.

     TWST: HOW MUCH DO THE REGULATIONS DIFFER FROM STATE TO STATE?

     MR. STUMBAUGH: This is one of the few industries the federal government does not regulate (interfere with) very much at all. All of the states regulate differently. However, the National Association of Insurance Commissioners, made up of Commissioners from all 50 states plus Washington, DC, meet quarterly to examine and adopt similar rules and regulations so there is some uniformity when you go from one state to another. Even with this, there are a few differences, but they're not so disparate as to become burdensome. It probably helps our company that I am a little more familiar with the governmental process than many since I chaired the Insurance Committee during my last eight years in the Georgia State Senate.

     TWST: WHICH KINDS OF DRIVERS WIND UP IN THE "NON-STANDARD" CATEGORY?

     MR. STUMBAUGH: There are two primary kinds of non-standard drivers. One is drivers from lower socio-economic levels. An Allstate or a State Farm, which are considered standard or preferred carriers, will not keep you on their books if you do not make monthly premium payments faithfully and timely. Our company will serve people who don't have perfect payment histories and are sometimes a little bit slow to meet payment dates. Most states require auto insurance, whether citizens are from higher or lower socio-economic levels. Thus, specialty companies like ours have sprung up that understand and can work with consumers who have payment difficulties. Of course, we charge installment fees and late fees accordingly, so the fact that we take a little bit more risk with imperfect payment histories is rewarded.

     A second group of non-standard drivers is made up of people with poor driving records. They may be highly compensated lawyers or doctors, so don't fit in the lower socio-economic groups. This second category of drivers may have DUIs or speeding tickets. The law says somebody must insure them. We are willing to do that. An Allstate may not be. Of course, these drivers have to pay far more than standard or preferred drivers because they are greater risks. However, our company knows how to price these risks and is proud to provide coverages for them.

     TWST: WHEN YOU SAY "FAR MORE," HOW MUCH IS THIS TYPICALLY?

     MR. STUMBAUGH: Sometimes it can be 20% more, sometimes it can be 200% more -- it's all based on their driving records and analytical data that indicates the actuarially determined chance of these drivers having accidents.

     TWST: YOU ARE DEALING WITH PEOPLE WHO ARE LICENSED TO DRIVE A CAR AND ALSO TRUCKS. WHAT KIND OF TRUCKS? UP TO WHAT SIZE?

     MR. STUMBAUGH: We are trying to be expert with personal lines so don't insure trucks as they are, for the most part, in the commercial arena. Therefore, unless it's a personal truck used for a person's own home needs, we don't write truck coverages.

     TWST: IN THE STATES IN WHICH YOU ARE ACTIVE, ARE THERE OTHER NON-STANDARD COMPANIES TRYING TO DO WHAT YOU DO?

     MR. STUMBAUGH: Regrettably, we don't have a monopoly. We do have competition. We try to differentiate ourselves so independent agencies that write on behalf of several insurance carriers will choose us more often than not. But, yes, we do have competition.

     TWST: WOULD YOU EXPLAIN HOW YOU WORK WITH THE AGENCIES?

     MR. STUMBAUGH: There are two types of agencies in the United States. One is called a captive agency. Captives sell policies for one carrier only. I mentioned Allstate and State Farm -- they are captive agencies. Far larger numbers of agencies are known as independent agencies. They don't serve any one company; they serve multiple companies. They may write with one company this hour and another company the next hour. Independent agents may be motivated to write policies because of the level of commissions a carrier pays them, because the carrier's automated system is easy and quick to use, or by the quality of a carrier's claims department. Obviously, we attempt to provide independent agents far more positive factors for selling AssuranceAmerica's products than they receive by selling our competitors' products.

     TWST: WHAT RISKS OR PROBLEMS COULD YOU BE FACING IN THE NEXT FEW YEARS?

     MR. STUMBAUGH: None that we cannot overcome so long as we understand that bottlenecks, poor sales and operational procedures, and deteriorating efficiencies are not caused by methods, but by mind-sets. We try to foster a spirit in our company that encourages the


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                COMPANY INTERVIEW - ASSURANCEAMERICA CORPORATION


expression of critical, contrarian concerns today because we believe the discomfort created early on will keep a present problem from becoming a major catastrophe of tomorrow and further into the future.

     TWST: WHAT ARE THE KEY ELEMENTS IN YOUR STRATEGY AS YOU LOOK OUT OVER THE NEXT TWO OR THREE YEARS?

     MR. STUMBAUGH: We want to be a balanced insurance entity. If we were just a risk-bearing carrier, then huge companies that decided to buy a market by cutting the prices of their policies to unprofitable levels could come in and basically acquire all our carrier's business since we are not willing to cut our prices to unprofitable levels. We can avoid decreasing premium volume if competitors price irresponsibly by turning most of our focus to the retail insurance agencies we own. Our owned agencies can sell the policies of irresponsibly priced carriers, allowing our top line to continue to grow without the negative impact our bottom line would suffer if we felt pressure to lower our carrier's prices to unprofitable levels. Most insurance entities don't have the balance of being both a risk-bearer/underwriter and a distributor. They arc either all agency or all risk-bearing carrier. We are both. We intend to continue this balance.

     TWST: IN TERMS OF THE PEOPLE WHO BUY A POLICY WITH YOU BECAUSE THEIR ECONOMIC CONDITION ISN'T TOO GOOD OR THEIR DRIVING RECORD IS BAD, DO SOME OF THEM EVENTUALLY IMPROVE THEIR RECORDS? DO YOU LOSE THEM AS CUSTOMERS?

     MR. STUMBAUGH: Our insurance carrier loses some policy holders because they improve their driving records and personal financial status. Their improved situation may create the need for higher limits than our minimum limits company provides. However, our corporate enterprise doesn't have to lose such customers because our owned agencies can place policy holders with other carriers we represent that provide higher limits.

     TWST: DO YOU EXPECT TO BE GOING TO OTHER STATES?

     MR. STUMBAUGH: We have a plan that calls for entering four new states each year. We'll make our mark both by qualifying our carrier to write policies and by acquiring independent retail agencies in some of these states.

     TWST: I UNDERSTAND THAT YOU ARE RATHER IT INTENSIVE AND THAT IT IS A DISTINCT ADVANTAGE FOR YOU.

     MR. STUMBAUGH: Here is just one example that is illustrative of the advantages our IT platform offers. Agents who write coverages for AssuranceAmerica can tell an inquiring policy holder whether AssuranceAmerica has received his/her most recent payment without an expensive long distance telephone call to a customer service center where one is inevitably put on hold while the information is researched. With us, the agent just clicks his/her computer to pull up the policy holder's file housed at our corporate office. Because we have a Web-based system, we don't mail out a disk or otherwise install software in agents' offices. We appoint an agent to write for us and give the agent log-in information that allows the agent to use our automated functions. Instantly, sales of insurance can happen and the kind of service to an inquiring policy holder such as I just described can happen. Many $billion plus companies cannot escape the slower, more time consuming processes of their old legacy systems. That enables this $200 million David to beat lots of Goliaths.

     TWST: WHAT WOULD YOU REASONABLY EXPECT TO SEE FOR THE COMPANY IN ABOUT THREE YEARS? WHAT WOULD BE THE MILESTONES ALONG THE WAY FOR INVESTORS TO LOOK FOR?

     MR. STUMBAUGH: I can neither legally nor ethically predict what the future will bring. However, our strategic and tactical plans call for us to grow our top and bottom lines a minimum of 25% a year over the next three years. We hope to see a return on equity that remains in the 20% to 25% plus range. If we can do that over the next three years, we will consider ourselves a very successful company that outpaces most of our competitors.

     TWST: AS CEO, WHAT OCCUPIES MOST OF YOUR OWN ATTENTION ON A WEEK-BY-WEEK BASIS?

     MR. STUMBAUGH: If I sit in an ivory-tower-like-office and dream about what might be, we will not accomplish very much. I need to initiate meetings with potential acquisitions. I should be visiting competitors to learn what best practices they have that we don't. It is essential that I be in the field meeting with as many as possible of the 1,200 agency partners who write on our behalf. I also need eyeball-to-eyeball contact with customers who come into the retail agencies we own. Then, I'll be educated and knowledgeable far beyond what I will be if I'm sitting in my office studying a manual or listening to associates whose viewpoint is confined to our little corporate box. Therefore, my job is to get out where the people are and use my ears more than my mouth.

     TWST: WOULD YOU TELL US ABOUT THE BACKGROUNDS OF A COUPLE OF YOUR KEY COLLEAGUES?

     MR. STUMBAUGH: My background is that of an entrepreneur who pushes for extraordinary growth. I've learned though, that once you achieve growth and become a larger company, you had better employ some professional management tools and techniques. You need some process and procedure, some solid systems. I've tried to be the right mixture of entrepreneur and professional manager minus the bureaucratic baggage some large outfits carry. Without insurance expertise, however, all the past entrepreneurial and professional business experience I possess won't do much good.

     Insurance done right must have a large analytic and statistical piece. Fraud must be ferreted out of the claims paying process or the final result is failure. I can't personally provide all that. Thus, I've surrounded myself with people who understand the intricacies of insurance from rate segmentation to actuarial forecasts to claims handling. These associates come out of large insurance companies and want to be an integral part of making this one large (and profitable, I might add). So we've ended up with my partner's and my entrepreneurial and professional skills, surrounded by astute insurance executives who bring a combined 100 plus years of industry specific experience to the table.

     TWST: YOU SPEAK OF RATE SEGMENTATION. JUST HOW SAFE IS THE OLDER DRIVER? ARE THERE ANY PROBLEMS WITH OLDER DRIVERS THAT HAVE TO BE ADDRESSED?


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                COMPANY INTERVIEW - ASSURANCEAMERICA CORPORATION


     MR. STUMBAUGH: You probably have to define older. But, generally speaking, the driver who has passed his/her 25th birthday is seen as more mature, sober, reflective, and thoughtful then a teenager and will, therefore, have fewer accidents than a teenager. There is a point, after 25, though when a person gets so old -- let's say 85 -- that eyesight is not as good as it once was and reflexes are slower. That person once again becomes actuarially unattractive like a teenager. So age is a factor, but it can be a positive factor in some cases and a negative factor in some cases.

     TWST: YOU MENTIONED 85. WHAT ABOUT 65 TO 85? HOW IS THAT GROUP?

     MR. STUMBAUGH: That's a pretty broad group. They probably begin to have more accidents than folks age 40 to 65, but you don't really have a big increase in risk with most drivers who are 65 to 75. We are fairly young in America today and getting younger every year. There are exceptions, but you really only begin to get into the highest risk factors above age 75.

     TWST: DO YOU SEE ANY NEED TO IMPROVE THE COMPANY'S CAPITAL STRUCTURE?

     MR. STUMBAUGH: As we grow and write more policies in more states through our carrier, there will be a continuing need for additional surplus in our carrier. Our goal is to provide much of that need for surplus by leaving profits in the carrier. So, while there will be capital needs, much of it will be satisfied by internally generated profits and cash flow.

     Our bigger capital need might be for acquisitions on the retail side -- buying other chains of independent insurance agencies to expand our retail distribution network. We also plan to use some stock as another currency to acquire agencies.

     TWST: WHAT ABOUT YOUR RELATIONS WITH THE INVESTMENT COMMUNITY? DO YOU THINK YOU ARE REASONABLY WELL UNDERSTOOD, OR IS THERE A LOT MORE WORK TO BE DONE?

     MR. STUMBAUGH: I think we probably are not large enough at this point to be on most people's radar screens. Our job is to keep growing and get on a lot of radar screens. Those who discover us at this early stage may be very glad they did, because it is usually more expensive to invest after everyone has heard of and fallen in love with an investment opportunity. The ground floor is almost always cheaper. In any case, we currently have some excellent relationships with a few fine investment bankers and hope to have more.

     TWST: WHAT WOULD BE THE TWO OR THREE BEST REASONS FOR THE LONG-TERM INVESTOR TO LOOK VERY CLOSELY AT ASSURANCEAMERICA?

     MR. STUMBAUGH: If you look at the history of our two Founders -- our Chairman and I -- as immodest as this will sound, we have a history of making oak trees out of acorns. We have built companies from scratch to very large. As I said earlier, AssuranceAmerica Corporation's Chairman was Founder and Chairman of a company he took from zero to a $1.4 billion New York Stock Exchange enterprise. It seems to me that it is smart to invest with people who have done it before. Some people dream of being large and profitable. We not only dream it, we've actually done it.

     Second, we don't have to overcome legacy systems. We don't have to undo an old system done in the past. Rather than overcome the past, we are able to build on the present for the future.

     Third, invest in AssuranceAmerica because of our balance between underwriting and distribution. I mentioned earlier that we are both a retail driven chain of distribution agencies that sell the products of several insurance carriers, and an underwriting carrier ourselves. That balance should give us a better chance of top line and bottom line growth.

     TWST: IS THERE ANYTHING YOU'D LIKE TO ADD, PARTICULARLY REGARDING THE COMPANY'S STRATEGIES AND LONG-TERM OBJECTIVES?

     MR. STUMBAUGH: It is important to know that this little company in Atlanta, Georgia, is able to think beyond its geographical and cultural confines. For example, we are probably the only insurance carrier in Atlanta where, when you call our main number, you have a choice of either English or Spanish. The fastest growing segment of American society today is Spanish-speaking. Knowing this, we have reached out to that community. Even though it is not huge in Georgia, it is rapidly growing and perhaps as much as 25% of our policy holders speak Spanish. Many of our associates in claims, customer service and sales also speak Spanish. Having reached out to Spanish-speaking people in Georgia made it easier for us to go to Texas where there are many more people who speak Spanish. It will enable us someday to more easily tackle a state like California with its huge Spanish-speaking population than some of our competitors who have not been able to see beyond their own geographical and cultural confines. Our early overtures to, and our outside the box thinking about this Spanish-speaking segment of our society is indicative of how we will consider, confront and conquer the future.

     TWST: THANK YOU.


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      (C) 2006 THE WALL STREET TRANSCRIPT, 48 WEST 37TH STREET, NYC 10018
       TEL: (212) 952-7400 o FAX: (212) 668-9842 o WEBSITE: WWW.TWST.COM

                                 BUD STUMBAUGH
                                President & CEO
                          AssuranceAmerica Corporation
                         5500 Interstate North Parkway
                                   Suite 600
                               Atlanta, GA 30328
                                 (770) 952-0200
                          (800) 450-7857 -- TOLL FREE
                             (770) 952-0258 -- FAX
                            www.assuranceamerica.com